Exhibit 10.27

Execution Copy

OMNIBUS AMENDMENT No. 1

THIS OMNIBUS AMENDMENT NO. 1, dated January 15, 2013 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Second Amended and Restated Indenture, dated as of September 1, 2012, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Amended and Restated Note Purchase Agreement, dated September 11, 2012, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacation Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Amended and Restated Purchase Agreement, dated as of September 1, 2012, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Amended and Restated Sale Agreement, dated as of September 1, 2012, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Amended and Restated Performance Guaranty, dated as of September 1, 2012, by and among the Issuer, the Performance Guarantor and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Second Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Second Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, the Transaction Parties desire to amend the Indenture and the Note Purchase Agreement each in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

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NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01.	Amendment to the Standard Definitions

The following definitions shall replace the corresponding definition in the Second Amended and Restated Standard Definitions:

““Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from or by (i) the Servicer pursuant to the Indenture and Servicing Agreement, (ii) the Reserve Account or Hedge Reserve Account pursuant to Section 3.02(b) or Section 3.02(e) of the Indenture and Servicing Agreement, (iii) the Seller or the Issuer pursuant to Section 4.06 of the Indenture and Servicing Agreement, (iv) the Performance Guarantor pursuant to the Performance Guaranty, and (v) a Hedge Counterparty in respect of a Hedge Agreement, less (B) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.”

““Hedge Agreement” shall mean collectively (i)(A) the related ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (B) a long form confirmation, and (ii) to the extent applicable, pursuant to Section 3.03(b)(v) of the Indenture, an ISDA Credit Support Annex relating thereto.”

““LIBOR Rate” shall mean, (a) with respect to any Funding Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg L.P.’s Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period, as determined in accordance with Section 2.8 of the Note Purchase Agreement or (b) with respect to any day during an Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg L.P.’s Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or any successor page or such other page or service as each Non-Conduit Committed Purchaser shall determine in its sole discretion) as the London interbank offered rate for deposits in U.S. dollars for a term of thirty (30) days at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day; provided, however, if more than one rate is specified on the applicable page or screen, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term “LIBOR Rate” shall mean, (a) for any Funding Period, the rate at which deposits in U.S. dollars are offered to the applicable Funding Agent in the London interbank market at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period or (b) for any day during an Interest Accrual Period, the rate at which deposits in U.S. dollars are offered to the applicable Non-Conduit Committed Purchaser in the London interbank market at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day for a term of thirty (30) days.”

““Trust Accounts” shall mean collectively, the Collection Account, the Reserve Account, the Control Accounts, the Hedge Collateral Account, the Hedge Reserve Account and such other accounts established by the Indenture Trustee pursuant to Section 3.01(a) of the Indenture and Servicing Agreement.”

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The following definitions shall be added to the Second Amended and Restated Standard Definitions in the appropriate alphabetical order:

““Hedge Determination Date” shall mean the date that is 2 Business Days prior to a Determination Date.”

““Hedge Reserve Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(e) of the Indenture and Servicing Agreement.”

““Hedge Reserve Option” shall mean the Issuer’s revocable election to deposit Hedge Reserve Amounts to fully or partially fund the Hedge Reserve Account in lieu of providing Hedge Agreements pursuant to Section 3.03(c) of the Indenture and Servicing Agreement.

“Hedge Reserve Account Required Balance” shall mean for any Funding Date or Hedge Determination Date, the higher of two bids obtained by the Servicer from broker/dealers approved by the Administrative Agent regarding the purchase price of a Hedge Agreement in the form of an interest rate cap that meets the requirements of Section 3.03(b) for a notional amount equal to 95% of the Unhedged Outstanding Note Balance and based on the Hedge Amortization Schedule.”

“Hedge Reserve Amounts’ shall mean amounts deposited in the Hedge Reserve Account in connection with the exercise by the Issuer of the Hedge Reserve Option.

““Hedge Trigger Event” shall exist if (i) on a Hedge Determination Date, (A) the LIBOR Rate is greater than 3.00% or (B) to the extent that the Aggregate Loan Balance exceeds $0.00, the Gross Excess Spread Percentage is less than 7.00%, or (ii) an Amortization Event shall exist, or (iii) the Facility Termination Date shall have occurred.”

““Implied Hedged Amount” shall mean as of any date of determination, the sum of (i) the notional amount of interest rate caps that can be purchased with the amount on deposit in the Hedge Reserve Account divided by 95% and (ii) the notional amount of the Hedge Agreements divided by 90%.”

““Unhedged Outstanding Note Balance” shall mean for any date of determination, an amount equal to the greater of (A) $0 and (B) (i) the Outstanding Note Balance minus (ii) the notional amount of the Hedge Agreements divided by 90%.”

Section 1.02.	Amendment of the Indenture

Section 3.02(e) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“(e) Hedge Reserve Account. The Issuer may exercise at any time an option to fund a hedge reserve account as set forth in this Section 3.02(e) to fully or partially fund its hedging obligations hereunder in lieu of executing Hedge Agreements by providing notice to the Servicer, the Administrative Agent and the Indenture Trustee. The Issuer may also on any Hedge Determination Date, Payment Date or Funding Date, revoke its option to fund a hedge reserve account at any time by sending written notice to the Servicer, the Administrative Agent and the Indenture Trustee; provided that at the time of such full or partial revocation the Implied Hedge Amount is equal to or greater than the Outstanding Note Balance. The Issuer may elect multiple exercises and multiple revocations of its option to fund a hedge reserve account as set forth in this Section 3.02(e). Whenever the Issuer initially elects to exercise the Hedge Reserve Option, the Indenture Trustee shall cause to be established and shall cause to be maintained an account (the “Hedge Reserve Account”) for the benefit of the Noteholders. The Hedge Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the designation “Marriott Vacations Worldwide Owner Trust 2011-1 – Hedge Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Reserve Account and in all proceeds thereof. The Hedge Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the

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Noteholders as their interests appear in the Trust Estate. If, at any time, the Hedge Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Hedge Reserve Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be the “Hedge Reserve Account.” Amounts on deposit in the Hedge Reserve Account shall be invested in accordance with Section 3.01 hereof. Funding, withdrawals and payments from the Hedge Reserve Account shall be made in the following manner:

(i) Funding. On each Funding Date on which the Issuer has elected to fund the Hedge Reserve Account and has not revoked such election, the Issuer shall deposit or shall cause to be deposited into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge Reserve Account Required Balance (after giving effect to the Increase on such Funding Date, existing Hedge Agreements and Hedge Agreements entered into in respect of such Funding Date) and thereafter, on each Payment Date, if the amount on deposit in the Hedge Reserve Account (after giving effect to any deposit of the applicable portion of the proceeds of any Increase on such Payment Date) is less than the Hedge Reserve Account Required Balance, a deposit shall be made to the Hedge Reserve Account, to the extent of Available Funds as provided in Section 3.04 hereof.

(ii) Hedge Trigger Event. Upon the occurrence of a Hedge Trigger Event, the Issuer shall, no later than 15 calendar days thereafter, purchase or cause to be purchased a Hedge Agreement that meets the requirements of Sections 3.03(b) and such that the Hedge Agreements collectively provide for a notional amount at least equal to, in the aggregate, 90% of the Outstanding Note Balance (after giving effect to the reduction of the Outstanding Note Balance due to the issuance of any Exchange Notes pursuant to Section 2.13 hereof on such date). The Indenture Trustee shall, as directed by the Issuer and the Administrative Agent, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedge Agreement premium to the related Hedge Counterparty, or (ii) in the event the Issuer provides the Indenture Trustee with evidence that it has already paid such premium, reimburse the Issuer. To the extent there are funds remaining in the Hedge Reserve Account following the payment of such Hedge Agreement premium, the Indenture Trustee shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Payment Date. To the extent that the Issuer fails to purchase or cause to be purchased the Hedge Agreement following a Hedge Trigger Event in the timeframe described above, the Administrative Agent is authorized to obtain such Hedge Agreement on behalf of the Issuer and to direct the Indenture Trustee to withdraw from the Hedge Reserve Account, to the extent of funds available therein, the applicable Hedge Agreement premium and to pay such amount to the related Hedge Counterparty.

(iii) Payment in Full. To the extent that on the Payment Date on which the Outstanding Note Balance will be reduced to zero, there are amounts on deposit in the Hedge Reserve Account, the Indenture Trustee shall withdraw all amounts on deposit in the Hedge Reserve Account and shall deposit such amounts into the Collection Account.

(iv) Amounts in Excess of Hedge Reserve Account Required Balance. If, on any Payment Date, amounts on deposit in the Hedge Reserve Account are greater than the Hedge Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the Hedge Reserve Account Required Balance from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds on such Payment Date for application in accordance with Section 3.04 hereof. If on any Hedge Determination Date, Funding Date or Payment Date, the Issuer has revoked its election, in whole or in part, to fund the Hedge Reserve Account, provided that the Implied Hedge Amount is equal to or greater than the Outstanding Note Balance and the Issuer has otherwise complied with the Hedge Requirements, amounts on deposit in the Hedge Reserve Account shall be deposited in the Collection Account as Available Funds.

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(v) Facility Termination Date. On the Payment Date immediately following each Facility Termination Date on which Exchange Notes are being issued by the Issuer pursuant to Section 2.13, the Indenture Trustee acting at the direction of the Servicer, shall withdraw from the Hedge Reserve Account an amount equal to the excess of (i) the amount of cash or other immediately available funds on deposit in the Hedge Reserve Account on such Payment Date over (ii) the amount withdrawn in accordance with the second sentence of Section 3.02(e)(ii) above, and pay such amount, free and clear of the Lien of this Indenture and Servicing Agreement, to the indenture trustee under the related Exchange Notes Indenture, for deposit into the hedge reserve account for such Exchange Notes; or if no hedge reserve account has been established for such Exchange Notes, into the related collection account for distribution in accordance with the indenture for such Exchange Notes.”

Section 3.03 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“Section 3.03 Hedge Agreements and Hedge Reserve Amounts.

(a) Hedge Requirements. The Issuer shall, at all times, so long as the Notes remain unpaid, provide Hedge Agreements and/or Hedge Reserve Amounts in accordance with the terms described in this Section 3.03 (the “Hedge Requirements”).

(b) Hedge Agreements.

(i) Each Hedge Agreement shall either be in the form of an interest rate cap or an interest rate swap, or a combination thereof, in each case between the Issuer and a Qualified Hedge Counterparty, with an effective date on or prior to a Funding Date.

(ii) In the case of an interest rate swap, the related Hedge Agreement shall provide for the payment on each Payment Date to the related Hedge Counterparty of interest on the notional amount thereof at a fixed rate per annum and the payment to the Indenture Trustee for deposit into the Collection Account of a floating rate per annum equal to the LIBOR Rate for each Interest Accrual Period; provided that the Issuer and the Hedge Counterparties may, subject to the related Hedge Agreements, make payments on a net basis; provided, further, that the fixed rate per annum paid to a Hedge Counterparty under an interest rate swap shall not exceed the weighted average coupon for the Borrowing Base Loans as of the last day of the related Due Period, less 8.50%.

(iii) In the case of an interest rate cap, the related Hedge Agreement shall provide for the payment by the Hedge Counterparty to the Indenture Trustee for deposit into the Collection Account on each Payment Date if the LIBOR Rate is greater than the Required Cap Rate for the related Interest Accrual Period, if any.

(iv) Any confirmation related to the ISDA Master Agreement and schedule thereto or long form confirmation, in each case, in the form of interest rate swaps, shall terminate on the last day that the Notes are assumed to be Outstanding based on the Hedge Amortization Schedules.

(v) Each Hedge Agreement may permit, if the related Hedge Counterparty fails to meet the rating requirements in clause (a) of the definition of Qualified Hedge Counterparty, such related Hedge Counterparty to post collateral to secure its obligations under the related Hedge Agreement. To the extent such Hedge Agreement permits the posting of collateral, such Hedge Agreement shall require the following terms (the “Hedge Agreement Collateral Posting Requirements”):

(A) the Hedge Counterparty shall, within 15 days’ of failing to meet such rating requirement, secure its obligations under the related Hedge Agreement, by posting collateral to the Indenture Trustee for deposit into the Hedge Collateral Account in an amount equal to the Hedge Collateral Amount;

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(B) the Hedge Counterparty shall, at least on a weekly basis, mark-to-market the related Hedge Agreement (pursuant to the terms thereof) and post additional collateral, as necessary such that the amount on deposit in the Hedge Collateral Account is at least equal to the Hedge Collateral Amount; and

(C) “Hedge Collateral Amount” shall mean with respect to a Hedge Counterparty that has been downgraded below the rating requirements in clause (a) of the definition of Qualified Hedge Counterparty, the following:

(1)	If the Hedge Counterparty has a long-term unsecured debt rating of below “A” from S&P or a short-term unsecured debt rating below “A-1” from S&P but has a long-term unsecured debt rating of at least BBB+ from S&P, the Hedge Collateral Amount shall be calculated using the following formula:

Max[0, MtM]

(2)	If the Hedge Counterparty has a long-term unsecured debt rating of below “BBB+” from S&P or a short-term unsecured debt rating below “A-2” from S&P but has a long-term unsecured debt rating of at least BBB- from S&P, the Hedge Collateral Amount shall be calculated using the following formula:

Max[0, MtM + (4% * notional amount of Hedge Agreement)]

“MtM” = Mark-to-market value of the Hedge Agreement. For the avoidance of doubt, the Mark-to-market value shall be expressed as a negative number if the Issuer is net out-of-the-money with respect to the Hedge Agreement and as a positive number if the Issuer is net in-the-money with respect to the Hedge Agreement.

(vi) Immediately upon receipt, the Indenture Trustee shall deposit all amounts received in respect of the Hedge Agreements into the Collection Account (other than amounts in respect of the Hedge Agreement Collateral Posting Requirements, which shall be deposited into the Hedge Collateral Account). Other than amendments or modifications to effect the adjustments to the notional amount of the Hedge Agreements required by this Section 3.03, any consents, directions or approvals of amendments or modifications to a Hedge Agreement required to be given by the Indenture Trustee under the Hedge Agreement will require the direction of the Required Facility Investors.

(vii) Upon notice or knowledge of any Hedge Event of Default or Termination Event, any party hereto shall provide notice to the other parties hereto and the Hedge Counterparty.

(viii) The Issuer agrees that if any Hedge Counterparty ceases to be a Qualified Hedge Counterparty, unless 100% of the Purchasers agree that such Hedge Counterparty shall continue, the Issuer shall have five (5) Business Days (x) to cause such Hedge Counterparty to assign its obligations under the related Hedge Agreement to a new Qualified Hedge Counterparty (or such Hedge Counterparty shall have five (5) Business Days to again become a Qualified Hedge Counterparty), (y) to obtain a guarantor (with such form of guarantee meeting S&P’s then current criteria) that meets the definition of Qualified Hedge Counterparty, or (z) to obtain a substitute Hedge Agreement, together with the related Qualified Hedge Counterparty’s acknowledgement of the pledge by the Issuer to the Indenture Trustee of the Issuer’s rights under such Hedge Agreement provided, that the Issuer shall not terminate ineligible Hedge Agreements until the related substitute Hedge Agreements are effective.

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(ix) Three Business Days prior to (1) each Funding Date, and (2) each Hedge Determination Date, the Servicer, on behalf of the Issuer shall, provide to the Administrative Agent a timeshare loan data file with sufficient information so that, if required, the Administrative Agent may prepare the Hedge Amortization Schedule. Subject to the timely delivery of information by the Servicer, with respect to each Funding Date and each Hedge Determination Date, the Administrative Agent shall provide the Issuer and the Servicer with the Hedge Amortization Schedule no later than two (2) Business Days thereafter.

(x) Subject to the limitation on Hedge Agreements in the form of interest rate swaps set forth in Section 3.03(b)(xii), without affecting the Issuer’s obligations under Section 3.03(b)(viii), the parties hereto agree that the Hedge Requirements do not obligate the Issuer to cause the Hedge Counterparty to terminate, assign or collateralize its Hedge Agreement as a result of such Hedge Counterparty no longer satisfying the definition of Qualified Hedge Counterparty, and, consequently, the Issuer may be party to multiple Hedge Agreements and/or interest rate swaps or interest rate caps with counterparties which are Qualified Hedge Counterparties as well as counterparties that are not Qualified Hedge Counterparties, all collectively having an aggregate notional amount in excess of 100% of the Outstanding Note Balance.

(xi) In the event the Issuer shall execute a Securitization Take-Out Transaction, whereby all of the Outstanding Note Balance of the Notes is repaid, it shall terminate all confirmations related to the ISDA Master Agreement and schedules thereto or long form confirmations, in each case, in the form of interest rate swaps.

(xii) The notional amount of Hedge Agreements in the form of interest rate swaps may not exceed 105% of Outstanding Note Balance.

(c) Hedge Reserve Option and Hedge Reserve Amounts. So long as no Hedge Trigger Event has occurred, in lieu of providing Hedge Agreements, the Issuer may, upon prior written notice to the Administrative Agent, elect to exercise the Hedge Reserve Option and to deposit Hedge Reserve Amounts equal to the Hedge Reserve Account Required Balance in the Hedge Reserve Account.

(d) Notional Amounts and Adjustments.

(i) the Issuer shall, on each Hedge Determination Date, ensure that collectively, the Hedge Agreements and the Hedge Reserve Amounts cause the Implied Hedged Amount to be equal to or greater than the Outstanding Note Balance;

(ii) the Issuer shall, as of each Funding Date, cause the notional amount of the Hedge Agreements to be adjusted, enter into new Hedge Agreements and/or make additional deposits to the Hedge Reserve Account such that the Implied Hedged Amount shall be equal to or greater than the Outstanding Note Balance;

(iii) the Issuer shall, on each Funding Date, adjust (A) the Hedge Agreements to reflect the Required Cap Rate (in the case of a Hedge Agreement in the form of an interest rate cap) if such Hedge Agreements provides for a cap rate which is below the Required Cap Rate; and (B) the termination date of the Hedge Agreements in accordance with the Hedge Amortization Schedule following such Funding Date; and

(iv) on any Funding Date, (A) any Hedge Reserve Amounts to be deposited to the Hedge Reserve Account and (B) any additional premium, termination payment or other out-of-pocket costs and expenses relating to the adjustments to the Hedge Agreements, or new Hedge Agreements shall be funded by the Issuer from the proceeds of the related Increase.”

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Section 3.04 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

Section 3.04 Distributions.

“(a) Priority of Distributions. So long as no Acceleration Event has occurred and is continuing, to the extent of Available Funds on deposit in the Collection Account (including any Reserve Account Draw Amount deposited therein), on each Payment Date the Indenture Trustee shall, based on the Monthly Servicer Report, make the following disbursements and distributions to the following parties no later than 11:00 A.M. (New York City time), in the following order of priority:

(i) to the Indenture Trustee, the Indenture Trustee Fee, plus any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates, and Indenture Trustee Expenses and Custodial Fees incurred and charged by the Indenture Trustee during the related Due Period; provided that payments to the Indenture Trustee as reimbursement for any expenses will be limited to $25,000 per calendar year (up to a cumulative total of $250,000) as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(ii) to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates and any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $340,000);

(iii) on the Payment Date occurring in January of each year only, to the Owner Trustee, the Owner Trustee Fee, and on each Payment Date, expenses incurred by the Owner Trustee; provided that payments to the Owner Trustee as reimbursement for any expenses will be limited to $10,000 per calendar year (up to a cumulative total of $100,000) as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(iv) on the Payment Date occurring in January of each year only, to the Administrator, the Administrator Fee, and on each Payment Date, expenses incurred by the Administrator; provided that payments to the Administrator as reimbursement for any expenses will be limited to $5,000 per calendar year (up to a cumulative total of $30,000 as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(v) to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates;

(vi) to each Hedge Counterparty, its Net Hedge Payment, if any;

(vii) to the Administrative Agent, the Administrative Agent Fee, plus any accrued and unpaid Administrative Agent Fees with respect to prior Payment Dates;

(viii) to the Noteholders, the Interest Distribution Amount and any unpaid Interest Distribution Amounts from prior Payment Dates;

(ix) to the Noteholders, the related Unused Fees and any NPA Costs (other than the portion thereof related to clause (iii) of the definition of Breakage and Other Costs), plus any accrued and unpaid Unused Fees and/or NPA Costs (other than the portion thereof related to clause (iii) of the definition of Breakage and Other Costs) from prior Payment Dates;

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(x) on a pari passu basis (A) to the Noteholders, the Principal Distribution Amount and (B) other than if the Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the Hedge Agreement), to the Hedge Counterparty, the Hedge Termination Payment, if any;

(xi) to the Noteholders, the Usage Step-Up Fees and any unpaid Usage Step-Up Fees from prior Payment Dates;

(xii) to the Noteholders, any NPA Costs not paid in accordance with (ix) above;

(xiii) after the occurrence and continuance of an Amortization Event, or on and after the Facility Termination Date, to the Noteholders, all remaining Available Funds until the Outstanding Note Balance is reduced to zero;

(xiv) to the Hedge Reserve Account, all remaining amounts until the amounts on deposit in the Hedge Reserve Account shall equal the Hedge Reserve Account Required Balance;

(xv) to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;

(xvi) to the Hedge Counterparty, any Hedge Termination Payment required under the Hedge Agreement and not paid in accordance with clause (x) above;

(xvii) to the Indenture Trustee, Custodian and Back-Up Servicer any expenses not paid in accordance with (i) and (ii) above;

(xviii) to the Owner Trustee, any expenses not paid in accordance with (iii) above;

(xix) to the Administrator, any expenses not paid in accordance with (iv) above; and

(xx) to the Owner Trustee for distribution to the owners of the beneficial interests in the Issuer, any remaining Available Funds on deposit in the Collection Account.

(b) Acceleration Event. If an Acceleration Event shall have occurred and be continuing, distributions shall be made in the manner and priority set forth in Section 6.06 hereof.”

Section 5.03(a)(xvii) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“(xvii) (1) on behalf of the Issuer, monitor the Hedge Agreements and any amounts on deposit in the Hedge Reserve Account and to prepare such data and information as may be required by the Issuer, from time to time, to determine whether the Hedge Requirements are being satisfied, (2) to the extent the Hedge Reserve Option is exercised and not revoked, provide data and information to the Administrative Agent three (3) Business Days prior to each Hedge Determination Date and in the Monthly Servicer Report regarding amounts on deposit in the Hedge Reserve Account and the Hedge Trigger Events and (3) to the extent the Hedge Reserve Option is exercised, on each Funding Date and on each Hedge Determination Date (x) obtain two bids from broker/dealers approved by the Administrative Agent regarding the purchase price of a Hedge Agreement in the form of an interest rate cap that meets the requirements of Section 3.03(b) for a notional amount equal to 95% of the Unhedged Outstanding Note Balance and is based on the Hedge Amortization Schedule and (y) provide the bids to the Issuer and the Administrative Agent.”

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Section 6.01(k) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“(k) the failure to maintain Hedge Agreements and/or Hedge Reserve Amounts satisfying the Hedge Requirements or any Hedge Counterparty ceases to be a Qualified Hedge Counterparty and such failure continues for five (5) Business Days; or”

Section 1.03.	Amendment of the Note Purchase Agreement

Section 2.02(a)(ix) of the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(ix) with respect to any Funding Date, (A) the Hedge Agreements shall have been adjusted, new Hedge Agreements shall have been entered into and/or additional deposits to the Hedge Reserve Account shall have been made such that the Implied Hedged Amount is equal to or greater than the Outstanding Note Balance after giving effect to such Increase and (B) the Hedge Amortization Schedule shall have been adjusted in accordance with the Hedge Requirements;”

Section 2.01.	Representations and Warranties

MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02.	References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03.	Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

KL2 2780484.5

Section 2.04.	Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05.	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06.	Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07.	Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

[Signature pages follow]

KL2 2780484.5

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association,
not individually, but solely in its capacity as
Owner Trustee

	By:	/s/ Dante M. Monakil
		Name:	Dante M. Monakil
		Title:	Vice President

Address for notices:
c/o Wilmington Trust, National Association
1220 North Market Street, Suite 202
Wilmington, Delaware 19801

Attention: Dante M. Monakil
Telephone Number: (302) 255-4966
Facsimile Number: (302) 661-2266

MORI SPC SERIES CORP., as Seller

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

KL2 2780484, Omnibus Amendment No. 1

MARRIOTT OWNERSHIP RESORTS, INC.., in its individual capacity and as Servicer and Administrator

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

KL2 2780484, Omnibus Amendment No. 1

MVCO SERIES LLC, as Owner

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

KL2 2780484, Omnibus Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:	/s/ Jennifer Westberg
	Name:	Jennifer Westberg
	Title:	Vice President

Address for notices:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479

Attention:	Corporate Trust Services/Asset-Backed Administration

Facsimile Number:	(612) 667-3539
Telephone Number:	(612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Dante M. Monakil
	Name:	Dante M. Monakil
	Title:	Vice President

Address for notice:

Wilmington Trust, National Association
1220 North Market Street, Suite 202
Mail Code: MD1-WD22
Wilmington, Delaware, 19801

Attention: Dante M. Monakil, CCTS
Facsimile Number: (302) 661-2266
Telephone Number: (302) 225-4970

KL2 2780484, Omnibus Amendment No. 1

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Colin Bennett
	Name:	Colin Bennett
	Title:	Director

By:	/s/ Jay Steiner
	Name:	Jay Steiner
	Title:	Managing Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

Accounts Name: Commercial Loan Dep
ABA Number: 021-001-033
Bank Name: Deutsche Bank Trust Company Americas
Account Number: 99401268
Attention: Lee Joyner Ph. 904-527-6438
Reference: MVWOT 2011-1

KL2 2780484, Omnibus Amendment No. 1

MOUNTCLIFF FUNDING LLC
as Conduit

By:	/s/ Joseph Soave
	Name:	Joseph Soave
	Title:	Chief Financial Officer

Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003

Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; mountcliff.group@db.com; ajohal@20gates.com

KL2 2780484, Omnibus Amendment No. 1

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Alternate Purchaser

By:	/s/ Michelangelo Raimondi
	Name:	Michelangelo Raimondi
	Title:	Authorized Signatory

By:	/s/ Jason Ruchelsman
	Name:	Jason Ruchelsman
	Title:	Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-039-2770
Attention: Fred Mastromarino
Reference: Credit Suisse AG, Cayman Islands Branch

KL2 2780484, Omnibus Amendment No. 1

CREDIT SUISSE AG, NEW YORK BRANCH as Funding Agent

By:	/s/ Michelangelo Raimondi
	Name:	Michelangelo Raimondi
	Title:	Associate

By:	/s/ Jason Ruchelsman
	Name:	Jason Ruchelsman
	Title:	Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

KL2 2780484, Omnibus Amendment No. 1

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC.
as Conduit

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

Address for notices:
c/o The Royal Bank of Scotland
Securitization Support

250 Bishopsgate
London EC2M 4AA
Email: secsupportconduit@rbs.com

Attention: Kristina Neville
Telephone: (312) 664-6566
Facsimile: (203) 873-5753

Bank: Royal Bank of Scotland N.V.
Accounts for Payments: Thames Asset Global Securitization No. 1, Inc.
ABA Number: 021-000-021
Account Number: 11948742
Reference: MVWOT 2011-1

KL2 2780484, Omnibus Amendment No. 1

THE ROYAL BANK OF SCOTLAND PLC
as Alternate Purchaser and Funding Agent

By:	RBS Securities Inc., as agent

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Director

Address for notices:
c/o The Royal Bank of Scotland
550 W. Jackson Blvd., 18th Floor
Chicago, IL 60661

Attention: Kristina Neville
Telephone: (312) 664-6566
Facsimile: (203) 873-5753

Bank: JPMorgan Chase Bank
Account for Payments: Royal Bank of Scotland PLC NY
ABA Number: 021-000-021
Account Number: 400931052
Reference: MVWOT 2011-1

KL2 2780484, Omnibus Amendment No. 1

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ Pawan Churiwal
Name:	Pawan Churiwal
Title:	Vice President

Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg.funding@suntrust.com

Bank: SunTrust Banks
ABA Number: 061000104
Account Number: 1000022220783
Account Name: STB AGENCY SERVICES OPERATING ACCT
Attention: Doug Weltz
Reference: MVWOT 2011-1

KL2 2780484, Omnibus Amendment No. 1

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Non-Conduit Committed Purchaser

By:	/s/ Jay Steiner
	Name:	Jay Steiner
	Title:	Managing Director

By:	/s/ Mary Connors
	Name:	Mary Connors
	Title:	Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

Accounts Name: Commercial Loan Dep
ABA Number: 021-001-033
Bank Name: Deutsche Bank Trust Company Americas
Account Number: 99401268
Attention: Lee Joyner Ph. 904-527-6438
Reference: MVWOT 2011-1

KL2 2780484, Omnibus Amendment No. 1

BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser

By:	/s/ Steven Maysonet
Name:	Steven Maysonet
Title:	Vice President

Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: Securitization Finance Group c/o Robert Wood / Steven Maysonet
Telephone: 980-388-5938 / 980-387-1386
Email: robert.wood@baml.com steven.maysonet@baml.com

Accounts for Payments: Bank of America
ABA Number: 026 009 593
Account Name: Wire Clearing Account
Account Number: 4426457864
Attention: Sean C. Walsh
Attention: 980-386-0159
Reference: Marriott Vacations Worldwide Owner Trust 2011-1

KL2 2780484, Omnibus Amendment No. 1

WELLS FARGO CAPITAL FINANCE, LLC
as Non-Conduit Committed Purchaser

By:	/s/ Ajay Jagsi
	Name:	Ajay Jagsi
	Title:	Vice President

Address for notices:
14241 Dallas Parkway, Suite 1300
Dallas, Texas 75254

Attention: Ajay Jagsi
Telephone: (972) 851-9220
Facsimile: (866) 719-9124

Accounts for Payments:
ABA Number: 121-000-248
Account Number: 4124923707
Attention: Latonya Whitfield
Reference: Marriott Vacations Worldwide Owner Trust 2011-1

KL2 2780484, Omnibus Amendment No. 1